UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03379

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

(Exact Name of Registrant as specified in charter)

600 Montgomery Street, Suite 4100, San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)

MICHAEL J. CUGGINO, 600 Montgomery Street, Suite 4100, San Francisco, California 94111

(Name and Address of Agent For Service)

Registrant’s telephone number, including area code: (415) 398-8000

Date of fiscal year end:                                             January 31, 2015

Date of reporting period:                                          January 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders of Permanent Portfolio Family of Funds, Inc. (“Registrant”) for the fiscal year ended January 31, 2015 is attached hereto.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer (“Code of Ethics for Executive Officers”).

(b)	No response required.

(c)	The Registrant has not made amendments to its Code of Ethics for Executive Officers during the fiscal year ended January 31, 2015.

(d)	The Registrant has not granted any waivers from any provisions of its Code of Ethics for Executive Officers during the fiscal year ended January 31, 2015.

(e)	Not applicable.

(f)

A copy of the Registrant’s Code of Ethics for Executive Officers, dated July 23, 2009, is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics for Executive Officers is available, without charge and upon request, by writing or calling the Registrant’s Shareholder Services Office at (800) 531-5142.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (“Board”) has determined that no member of its Audit Committee qualifies as an “audit committee financial expert” (“ACFE”). After evaluating the matter, the Board concluded that it was not necessary to have a director on the Audit Committee who qualifies as an ACFE, given that the financial statements and accounting principles that apply to registered investment companies such as the Registrant are generally simpler and more straightforward compared to operating companies, and the financial literacy of the current Audit Committee members is adequate to discharge their duties as members of the Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $114,000 and $109,000 for the fiscal years ended January 31, 2015 and January 31, 2014, respectively.

(b)

Audit-Related Fees. There were no fees billed for each of the last two fiscal years ended January 31, 2015 and January 31, 2014, respectively, for assurance and related services provided by the Registrant’s principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant for tax compliance, tax advice and tax planning were $14,000 and $13,600 for the fiscal years ended January 31, 2015 and January 31, 2014, respectively. Tax fees represent tax compliance services provided in connection with the preparation of the Registrant’s tax returns.

(d)

All Other Fees. There were no fees billed for each of the last two fiscal years ended January 31, 2015 and January 31, 2014, respectively, for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

Pursuant to Section 3(c) of the Registrant’s Audit Committee Charter, dated May 1, 2003, as last amended December 16, 2013, the pre-approval policies and procedures of the Registrant’s Audit Committee, in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X, are as follows:

“The Committee shall review any audit and non-audit services provided to the Fund by its independent public accountants and the fees charged for such services. Except as provided below, the Committee’s prior approval shall be necessary for the engagement of independent public accountants to provide any audit or non-audit services on behalf of the Fund, and any non-audit services on behalf of the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, where the proposed engagement relates directly to the operations and financial reporting of the Fund. Non-audit services that would otherwise qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder, that were not pre-approved by the Committee shall be approved by the Committee prior to the completion of the engagement. Pre-approval by the Committee shall not be required for engagements entered into pursuant to: (i) pre-approval policies and procedures established by the Committee; or (ii) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority; provided, however, in either case, that the Committee is informed of each such engagement at the earlier of its next meeting, or at the Board’s next quarterly meeting.”

(e)(2)	None of the services included in each of paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Not applicable to Registrant because there were no hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

(g)

The aggregate non-audit fees billed for each of the last two fiscal years for services rendered by the Registrant’s principal accountant to the Registrant were $14,000 and $13,600 for the fiscal years ended January 31, 2015 and January 31, 2014, respectively. There were no non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h)

Not applicable to the Registrant as the Registrant’s principal accountant did not render any non-audit services to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board of Directors for the fiscal year ended January 31, 2015.

Item 11. Controls and Procedures.

(a)

Michael J. Cuggino, the Registrant’s President, and James H. Andrews, the Registrant’s Treasurer, each has concluded that, in his judgment, the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on his evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Executive Officers that is the subject of the disclosure required by Item 2 is attached hereto as Exhibit 99.Code Eth.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

The certifications provided pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Permanent Portfolio Family of Funds, Inc.

/s/ Michael J. Cuggino

By: Michael J. Cuggino, President

Date: April 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Permanent Portfolio Family of Funds, Inc.

/s/ Michael J. Cuggino

By: Michael J. Cuggino, President

Date: April 1, 2015

/s/ James H. Andrews

By: James H. Andrews, Treasurer

Date: April 1, 2015

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Permanent Portfolio Family of Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Permanent Portfolio Family of Funds, Inc. (“Fund,” comprising, respectively, the Permanent Portfolio, the Short-Term Treasury Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio), including the schedules of investments, as of January 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned by correspondence with the custodian and brokers and a physical observation of the Permanent Portfolio’s gold and silver inventory count as of January 31, 2015. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Permanent Portfolio Family of Funds, Inc. as of January 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

March 27, 2015

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. STATEMENTS OF ASSETS AND LIABILITIES January 31, 2015

ASSETS AND LIABILITIES	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

ASSETS
Investments at market value (Notes 1, 4 & 5):
Investments other than securities:
Gold assets (identified cost $1,174,890,162; $—; $— and $—, respectively)	$1,237,691,889	$—	$—	$—
Silver assets (identified cost $358,919,492; $—; $— and $—, respectively)	279,289,075	—	—	—
Swiss franc deposits (identified cost $28,418; $—; $— and $—, respectively)	31,394	—	—	—

	1,517,012,358	—	—	—
Swiss franc bonds	559,807,161	—	—	—
Real estate and natural resource stocks	874,006,750	—	—	—
Aggressive growth stocks	873,136,000	—	—	44,969,095
Corporate bonds	697,140,411	—	17,665,260	—
Preferred stocks	—	—	674,750	—
United States Treasury securities	1,075,107,607	21,010,409	325,000	—

Total investments (identified cost $5,123,778,483; $21,010,641; $18,738,420 and $23,967,564, respectively)	5,596,210,287	21,010,409	18,665,010	44,969,095

Cash	—	11,515	—	—
Accounts receivable for investments sold	16,472,734	—	—	135,880
Accounts receivable for shares of the portfolio sold	6,714,359	9,000	60,000	25,634
Accrued interest, dividends and foreign taxes receivable	39,600,909	12,323	255,444	37,250

Total assets	5,658,998,289	21,043,247	18,980,454	45,167,859

LIABILITIES
Bank overdraft	7,981,970	—	19,166	132,729
Accounts payable for investments purchased	1,698,710	—	—	—
Accounts payable for shares of the portfolio redeemed	11,537,701	—	6,472	33,598
Accrued investment advisory fee	3,723,607	12,296	13,176	47,252
Other accrued expenses	35,037	97	72	208

Total liabilities	24,977,025	12,393	38,886	213,787

Net assets applicable to outstanding shares	$5,634,021,264	$21,030,854	$18,941,568	$44,954,072

NET ASSETS
Capital stock – par value $.001 per share:
Authorized – 400,000,000; 25,000,000; 25,000,000 and 25,000,000 shares, respectively
Outstanding – 138,374,493; 322,535; 313,107 and 665,660 shares, respectively	$138,374	$323	$313	$666

Paid-in capital	4,982,441,350	21,045,865	18,946,964	22,936,613

	4,982,579,724	21,046,188	18,947,277	22,937,279
Undistributed net investment income (loss) (Notes 1 & 2)	1,699,034	(11,774)	37,071	22,129
Accumulated net realized gain (loss) on investments	177,093,720	(3,328)	30,630	993,133
Net unrealized appreciation (depreciation) of investments (Notes 1 & 5)	472,431,804	(232)	(73,410)	21,001,531
Net unrealized appreciation on translation of assets and liabilities in foreign currencies	216,982	—	—	—

Net assets applicable to outstanding shares	$5,634,021,264	$21,030,854	$18,941,568	$44,954,072

Net asset value per share	$40.72	$65.20	$60.50	$67.53

2	See accompanying notes to financial statements.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. STATEMENTS OF OPERATIONS Year Ended January 31, 2015

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio
Investment income (Note 1):
Interest	$54,867,315	$12,221	$726,712	$—
Dividends	54,929,943	—	57,125	729,835
Other income	—	—	—	283

	109,797,258	12,221	783,837	730,118
Expenses (Note 3):
Investment advisory fee	59,647,820	267,574	200,736	571,809
Directors’ fees and expenses	655,349	1,911	1,444	4,133
Legal expense	112,403	323	241	690

Total expenses	60,415,572	269,808	202,421	576,632
Less waiver of investment advisory fee	(1,213,712)	(112,663)	(63,390)	—

Net expenses	59,201,860	157,145	139,031	576,632

Net investment income (loss) before foreign income taxes deducted at source	50,595,398	(144,924)	644,806	153,486
Less foreign income taxes deducted at source, net of refundable taxes	(397,064)	—	—	—

Net investment income (loss)	50,198,334	(144,924)	644,806	153,486

Net realized and unrealized gain (loss) on investments and foreign currency (Notes 1, 4 & 5):
Net realized gain (loss) on:
Investments in securities	401,506,615	(87)	182,546	2,215,419
Investments other than securities	11,629,468	—	—	—
Foreign currency transactions	6,489,331	—	—	—

	419,625,414	(87)	182,546	2,215,419
Change in unrealized appreciation (depreciation) of:
Investments	(282,008,341)	(422)	(193,648)	689,157
Translation of assets and liabilities in foreign currencies	(751,168)	—	—	—

Net realized and unrealized gain (loss) on investments and foreign currency	136,865,905	(509)	(11,102)	2,904,576

Net increase (decrease) in net assets resulting from operations	$187,064,239	$(145,433)	$633,704	$3,058,062

See accompanying notes to financial statements.	3

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. STATEMENTS OF CHANGES IN NET ASSETS

	Permanent Portfolio®
	Year Ended January 31, 2015	Year Ended January 31, 2014
Operations:
Net investment income (loss)	$50,198,334	$81,491,515
Net realized gain (loss) on investments in securities	401,506,615	878,158,077
Net realized gain on investments other than securities	11,629,468	91,910,812
Net realized gain (loss) on foreign currency transactions	6,489,331	(38,027,579)
Change in unrealized appreciation (depreciation) of investments	(282,008,341)	(1,752,757,111)
Change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(751,168)	85,446

Net increase (decrease) in net assets resulting from operations	187,064,239	(739,138,840)

Equalization on shares issued and redeemed:	(12,258,765)	(24,062,267)

Distributions to shareholders from (Note 2):
Net investment income	(39,508,130)	(51,420,595)
Net realized gain on investments	(424,357,994)	(894,726,236)

Capital stock transactions exclusive of amounts allocated to undistributed net investment income (loss) (Note 7):	(3,069,268,394)	(6,296,112,035)

Net increase (decrease) in net assets	(3,358,329,044)	(8,005,459,973)

Net assets at beginning of year	8,992,350,308	16,997,810,281

Net assets at end of year (including undistributed net investment income (loss) of $1,699,034 and $—; $(11,774) and $(13,367); $37,071 and $30,082; and $22,129 and $29,154, respectively)	$5,634,021,264	$8,992,350,308

4	See accompanying notes to financial statements.

Short-Term Treasury Portfolio		Versatile Bond Portfolio		Aggressive Growth Portfolio
Year Ended January 31, 2015	Year Ended January 31, 2014	Year Ended January 31, 2015	Year Ended January 31, 2014	Year Ended January 31, 2015	Year Ended January 31, 2014

$(144,924)	$(158,083)	$644,806	$574,907	$153,486	$165,376
(87)	(2,946)	182,546	195,854	2,215,419	74,494
—	—	—	—	—	—
—	—	—	—	—	—
(422)	75	(193,648)	(244,751)	689,157	8,514,196

—	—	—	—	—	—

(145,433)	(160,954)	633,704	526,010	3,058,062	8,754,066

—	—	115,026	(7,728)	(12,804)	64,382

—	—	(594,098)	(505,421)	(143,397)	(233,577)
—	—	(214,622)	(114,563)	(1,222,286)	(983,862)

(4,060,835)	(2,875,184)	4,714,585	972,055	(4,892,944)	12,888,601

(4,206,268)	(3,036,138)	4,654,595	870,353	(3,213,369)	20,489,610

25,237,122	28,273,260	14,286,973	13,416,620	48,167,441	27,677,831

$21,030,854	$25,237,122	$18,941,568	$14,286,973	$44,954,072	$48,167,441

5

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO® SCHEDULE OF INVESTMENTS January 31, 2015

Quantity		Market Value

	GOLD ASSETS — 21.97% of Total Net Assets
387,404 Troy Oz.	Gold bullion (a)	$495,295,389
570,000 Coins	One-ounce gold coins (a)	742,396,500

	Total Gold Assets (identified cost $1,174,890,162)	$1,237,691,889

	SILVER ASSETS — 4.96% of Total Net Assets
15,957,148 Troy Oz.	Silver bullion (a)	$274,335,288
379 Bags	Silver coins (a)	4,953,787

	Total Silver Assets (identified cost $358,919,492)	$279,289,075

Principal Amount
	SWISS FRANC ASSETS — 9.94% of Total Net Assets
CHF 28,826	Swiss franc deposits (a)	$31,394

CHF 50,000,000	4.250% Swiss Confederation Bonds, 06-05-17	$60,891,975
CHF 100,000,000	3.000% Swiss Confederation Bonds, 01-08-18	121,152,962
CHF 100,000,000	3.000% Swiss Confederation Bonds, 05-12-19	126,385,106
CHF 100,000,000	2.250% Swiss Confederation Bonds, 07-06-20	125,698,663
CHF 100,000,000	2.000% Swiss Confederation Bonds, 04-28-21	125,678,455

	Total Swiss Confederation bonds	$559,807,161

	Total Swiss Franc Assets (identified cost $467,370,067)	$559,838,555

Number of Shares

	REAL ESTATE AND NATURAL RESOURCE STOCKS — 15.51% of Total Net Assets

	NATURAL RESOURCES — 6.15% of Total Net Assets
200,000	Apache Corporation	$12,514,000
1,500,000	BHP Billiton, Ltd. (b)	69,495,000
200,000	BP, p.l.c. (b)	7,766,000
600,000	Cameco Corporation	8,412,000
500,000	Canadian Natural Resources Ltd.	14,470,000
300,000	Chevron Corporation	30,759,000
300,000	ConocoPhillips	18,894,000
250,000	Devon Energy Corporation	15,067,500
250,000	Exxon Mobil Corporation	21,855,000
4,500,000	Freeport-McMoRan, Inc.	75,645,000
1,500,000	Halcon Resources Corporation (a)	2,100,000
3,000,000	Peabody Energy Corporation	18,690,000
1,000,000	Rio Tinto p.l.c (b)	44,130,000
1,000,000	Vale S.A. (b)	7,030,000

		$346,827,500

6	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO® SCHEDULE OF INVESTMENTS January 31, 2015

Number of Shares		Market Value
	REAL ESTATE — 9.36% of Total Net Assets
600,000	Alexander & Baldwin, Inc.	$22,956,000
200,000	AvalonBay Communities, Inc.	34,598,000
250,000	Boston Properties, Inc.	34,700,000
400,000	Corporate Office Properties Trust	12,000,000
600,000	Digital Realty Trust, Inc.	43,764,000
1,000,000	Duke Realty Corporation	21,830,000
1,000,000	Equity One, Inc.	27,240,000
200,000	Essex Property Trust, Inc.	45,210,000
250,000	Federal Realty Investment Trust	35,942,500
1,200,000	Investors Real Estate Trust	9,900,000
500,000	Kimco Realty Corporation	13,825,000
500,000	Outfront Media, Inc.	14,175,000
1,500,000	Prologis, Inc.	67,710,000
225,000	Texas Pacific Land Trust	25,998,750
500,000	UDR, Inc.	16,630,000
200,000	Urstadt Biddle Properties, Inc.	3,950,000
500,000	Urstadt Biddle Properties, Inc. Class A	11,750,000
250,000	Vornado Realty Trust	27,610,000
1,000,000	Washington Real Estate Investment Trust	28,710,000
800,000	Weyerhaeuser Company	28,680,000

		$527,179,250

	Total Real Estate and Natural Resource Stocks (identified cost $974,276,771)	$874,006,750

	AGGRESSIVE GROWTH STOCKS — 15.49% of Total Net Assets

	AEROSPACE — .42% of Total Net Assets
125,000	Lockheed Martin Corporation	$23,546,250

		$23,546,250

	CHEMICALS — .65% of Total Net Assets
125,000	Air Products & Chemicals, Inc.	$18,201,250
400,000	Chemtura Corporation (a)	8,716,000
200,000	Mosaic Company	9,738,000

		$36,655,250

	COMMUNICATIONS EQUIPMENT — .42% of Total Net Assets
500,000	Juniper Networks, Inc.	$11,365,000
200,000	Qualcomm, Inc.	12,492,000

		$23,857,000

	COMPUTER SOFTWARE & SERVICES — .60% of Total Net Assets
400,000	Autodesk, Inc. (a)	$21,602,000
500,000	Symantec Corporation	12,385,000

		$33,987,000

Continued on following page.	7

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO® SCHEDULE OF INVESTMENTS January 31, 2015

Number of Shares		Market Value
-	ELECTRICAL EQUIPMENT & ELECTRONICS — .38% of Total Net Assets
1,000,000	Sanmina Corporation (a)	$21,180,000

		$21,180,000

	ENERGY SERVICES & PROCESSING — .96% of Total Net Assets
200,000	Baker Hughes, Inc.	$11,598,000
600,000	HollyFrontier Corporation	21,552,000
2,500,000	Parker Drilling Company (a)	6,775,000
200,000	Phillips 66	14,064,000

		$53,989,000

	ENGINEERING & CONSTRUCTION — .48% of Total Net Assets
200,000	Fluor Corporation	$10,718,000
400,000	Ryland Group, Inc.	16,060,000

		$26,778,000

	ENTERTAINMENT & LEISURE — 3.91% of Total Net Assets
300,000	CBS Corporation Class A	$16,786,500
200,000	Disney (Walt) Company	18,192,000
1,700,000	Facebook, Inc. Class A (a)	129,047,000
300,000	Viacom, Inc. Class A	19,452,000
250,000	Wynn Resorts, Ltd.	36,987,500

		$220,465,000

	FINANCIAL SERVICES — 2.82% of Total Net Assets
4,000,000	Janus Capital Group, Inc.	$70,160,000
800,000	Morgan Stanley	27,048,000
1,000,000	Schwab (Charles) Corporation	25,980,000
500,000	State Street Corporation	35,755,000

		$158,943,000

	MANUFACTURING — 1.41% of Total Net Assets
250,000	Agilent Technologies, Inc.	$9,442,500
200,000	Harley-Davidson, Inc.	12,340,000
200,000	Illinois Tool Works, Inc.	18,618,000
200,000	IPG Photonics Corporation (a)	14,928,000
250,000	Mattel, Inc.	6,725,000
150,000	Parker-Hannifin Corporation	17,469,000

		$79,522,500

	MATERIALS — .19% of Total Net Assets
250,000	Nucor Corporation	$10,912,500

		$10,912,500

	PHARMACEUTICALS — 1.53% of Total Net Assets
200,000	Amgen, Inc.	$30,452,000
250,000	Celgene Corporation (a)	29,790,000
250,000	Gilead Sciences, Inc. (a)	26,207,500

		$86,449,500

8	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO® SCHEDULE OF INVESTMENTS January 31, 2015

Number of Shares		Market Value
	RETAIL — .73% of Total Net Assets
150,000	Costco Wholesale Corporation	$21,448,500
250,000	Williams-Sonoma, Inc.	19,562,500

		$41,011,000

	TRANSPORTATION — .99% of Total Net Assets
200,000	FedEx Corporation	$33,822,000
200,000	Kansas City Southern	22,018,000

		$55,840,000

	Total Aggressive Growth Stocks (identified cost $499,020,473)	$873,136,000

Principal Amount
	DOLLAR ASSETS — 31.46% of Total Net Assets

	CORPORATE BONDS — 12.38% of Total Net Assets

	COMMUNICATIONS EQUIPMENT — .68% of Total Net Assets
$36,150,000	5.500% Cisco Systems, Inc., 02-22-16	$38,082,150

		$38,082,150

	ELECTRICAL EQUIPMENT & ELECTRONICS — 1.16% of Total Net Assets
65,000,000	.850% General Electric Company, 10-09-15	$65,219,538

		$65,219,538

	ENERGY SERVICES & PROCESSING — .23% of Total Net Assets
12,500,000	4.875% Diamond Offshore Drilling, Inc., 07-01-15	$12,696,822

		$12,696,822

	FINANCIAL SERVICES — 3.10% of Total Net Assets
15,000,000	1.375% Blackrock, Inc., 06-01-15	$15,050,641
12,500,000	3.125% Franklin Resources, Inc., 05-20-15	12,606,927
37,500,000	1.125% JPMorgan Chase & Company, 02-26-16	37,611,072
50,000,000	3.450% JPMorgan Chase & Company, 03-01-16	51,358,597
30,583,000	.800% PNC Bank, N.A., 01-28-16	30,656,700
25,750,000	5.750% Wells Fargo Bank, N.A., 05-16-16	27,362,085

		$174,646,022

	FOREST & PAPER PRODUCTS — .10% of Total Net Assets
5,600,000	7.700% Georgia Pacific, LLC, 06-15-15	$5,734,566

		$5,734,566

	INSURANCE — 2.17% of Total Net Assets
15,000,000	3.450% Aflac, Inc., 08-15-15	$15,223,967
17,500,000	5.650% Ameriprise Financial, Inc., 11-15-15	18,140,398
29,828,000	3.200% Berkshire Hathaway Finance Corporation, 02-11-15	29,845,616
45,000,000	4.750% Prudential Financial, Inc., 09-17-15	46,111,298
12,500,000	5.500% Prudential Financial, Inc., 03-15-16	13,171,827

		$122,493,106

Continued on following page.	9

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO® SCHEDULE OF INVESTMENTS January 31, 2015

Principal Amount		Market Value
	MANUFACTURING — .67% of Total Net Assets
$12,500,000	2.875% Bard (C. R.), Inc., 01-15-16	$12,762,314
25,000,000	.950% Caterpillar, Inc., 06-26-15	25,070,089

		$37,832,403

	PHARMACEUTICALS — 2.38% of Total Net Assets
85,000,000	1.200% AbbVie, Inc., 11-06-15	$85,276,458
37,500,000	2.300% Amgen, Inc., 06-15-16	38,225,866
10,000,000	5.500% Wyeth, LLC (Pfizer, Inc.), 02-15-16	10,520,342

		$134,022,666

	RETAIL — 1.32% of Total Net Assets
37,500,000	.650% Amazon.com, Inc., 11-27-15	$37,529,514
35,000,000	5.400% Home Depot, Inc., 03-01-16	36,860,041

		$74,389,555

	UTILITIES — .57% of Total Net Assets
20,000,000	.550% Alabama Power Company, 10-15-15	$20,011,619
12,000,000	.650% Duke Energy Florida, Inc., 11-15-15	12,011,964

		$32,023,583

		$697,140,411

	UNITED STATES TREASURY SECURITIES — 19.08% of Total Net Assets
150,000,000	United States Treasury bond strips (Principal only) .944%, 11-15-18 (c)	$144,742,968
150,000,000	United States Treasury bond strips (Principal only) 1.291%, 08-15-20 (c)	139,675,782
150,000,000	United States Treasury bonds 6.250%, 08-15-23	206,520,489
150,000,000	United States Treasury bonds 6.000%, 02-15-26	214,054,215
150,000,000	United States Treasury bonds 5.250%, 11-15-28	210,125,706
125,000,000	United States Treasury notes .250%, 05-15-16	124,988,462
35,000,000	United States Treasury bills .003%, 02-05-15 (c)	34,999,985

		$1,075,107,607

	Total Dollar Assets (identified cost $1,649,301,518)	$1,772,248,018

	Total Portfolio — 99.33% of total net assets (identified cost $5,123,778,483) (d)	$5,596,210,287
	Other assets, less liabilities (.67% of total net assets)	37,810,977

	Net assets applicable to outstanding shares	$5,634,021,264

	Notes:
	(a) Non-income producing.
	(b) Sponsored American Depositary Receipt (ADR).
	(c) Interest rate represents yield to maturity.
	(d) Aggregate cost for book and federal income tax purposes are the same.

10	See accompanying notes to financial statements.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. SHORT-TERM TREASURY PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2015

Principal Amount		Market Value

	UNITED STATES TREASURY SECURITIES — 99.90% of Total Net Assets
$4,000,000	United States Treasury notes .250%, 02-28-15	$4,000,639
4,000,000	United States Treasury notes .250%, 03-31-15	4,001,281
5,000,000	United States Treasury notes .125%, 04-30-15	5,000,842
4,000,000	United States Treasury notes .250%, 05-31-15	4,002,565
4,000,000	United States Treasury notes .375%, 06-30-15	4,005,082

	Total Portfolio — 99.90% of total net assets (identified cost $21,010,641) (a)	$21,010,409
	Other assets, less liabilities (.10% of total net assets)	20,445

	Net assets applicable to outstanding shares	$21,030,854

	Notes:
	(a) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes to financial statements.	11

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2015

Principal Amount		Market Value
	CORPORATE BONDS — 93.26% of Total Net Assets

	CHEMICALS — 8.01% of Total Net Assets
$750,000	5.750% Chemtura Corporation, 07-15-21	$740,625
750,000	7.750% LSB Industries, Inc., 08-01-19	776,250

		$1,516,875

	COMPUTER HARDWARE & PERIPHERALS — 4.04% of Total Net Assets
700,000	4.375% Hewlett-Packard Company, 09-15-21	$764,352

		$764,352

	ENERGY SERVICES & PROCESSING — 11.59% of Total Net Assets
1,100,000	6.375% GulfMark Offshore, Inc., 03-15-22	$852,500
650,000	8.250% PBF Holding Company, LLC, 02-15-20	665,437
650,000	8.875% Star Gas Partners, L.P., 12-01-17	677,219

		$2,195,156

	FINANCIAL SERVICES — 12.44% of Total Net Assets
700,000	7.250% First Niagara Financial Group, Inc., 12-15-21	$801,646
700,000	5.629% Manufacturers & Traders Trust Company, 12-01-21 (a)	729,699
600,000	5.500% Morgan Stanley, 07-24-20	692,680
105,000	8.600% Raymond James Financial, Inc., 08-15-19	132,607

		$2,356,632

	FOOD & DRUG STORES — 2.71% of Total Net Assets
500,000	2.950% The Kroger Company, 11-01-21	$512,868

		$512,868

	INSURANCE — 4.50% of Total Net Assets
140,000	5.375% Berkley (W. R.) Corporation, 09-15-20	$160,089
600,000	6.000% Pacific Lifecorp, 02-10-20 (b)	692,921

		$853,010

	LODGING — 1.49% of Total Net Assets
275,000	3.375% Hyatt Hotels Corporation, 07-15-23	$282,831

		$282,831

	MANUFACTURING — 7.47% of Total Net Assets
650,000	5.500% Hillenbrand, Inc., 07-15-20	$723,487
650,000	3.875% Kennametal, Inc., 02-15-22	691,281

		$1,414,768

	MATERIALS — 4.38% of Total Net Assets
263,000	5.200% Carpenter Technology Corporation, 07-15-21	$289,076
500,000	7.875% USG Corporation, 03-30-20 (b)	541,250

		$830,326
	NATURAL RESOURCES — 11.50% of Total Net Assets
800,000	3.550% Freeport-McMoRan, Inc., 03-01-22	$711,252
950,000	3.700% Murphy Oil Corporation, 12-01-22	868,996
775,000	6.250% Peabody Energy Corporation, 11-15-21	596,750

		$2,176,998

12	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2015

Principal Amount		Market Value
	REAL ESTATE — 12.15% of Total Net Assets
$743,000	3.375% BEX Portfolio, LLC (Essex Property Trust, Inc.), 01-15-23	$759,614
700,000	4.125% Liberty Property LP, 06-15-22	748,757
650,000	7.750% SL Green Realty Corporation, 03-15-20	792,575

		$2,300,946

	RESTAURANTS — .59% of Total Net Assets
116,000	3.350% Darden Restaurants, Inc., 11-01-22	$112,592

		$112,592

	RETAIL — 3.39% of Total Net Assets
600,000	4.000% Kohl’s Corporation, 11-01-21	$641,645

		$641,645

	UTILITIES — 5.93% of Total Net Assets
500,000	7.875% NRG Energy, Inc., 05-15-21	$541,250
500,000	6.250% SCANA Corporation, 04-01-20	582,815

		$1,124,065

	WASTE & ENVIRONMENTAL SERVICES — 3.07% of Total Net Assets
500,000	5.250% Republic Services, Inc., 11-15-21	$582,196

		$582,196

	Total Corporate Bonds (identified cost $17,798,120)	$17,665,260

	UNITED STATES TREASURY SECURITIES — 1.72% of Total Net Assets
325,000	United States Treasury bills .003%, 02-05-15 (c)	$325,000

	Total United States Treasury Securities (identified cost $325,000)	$325,000

Number of Shares
	PREFERRED STOCKS — 3.56% of Total Net Assets
25,000	7.125% Urstadt Biddle Properties, Inc., Series F, Perpetual	$674,750

	Total Preferred Stocks (identified cost $615,300)	$674,750

	Total Portfolio — 98.54% of total net assets (identified cost $18,738,420) (d)	$18,665,010
	Other assets, less liabilities (1.46% of total net assets)	276,558

	Net assets applicable to outstanding shares	$18,941,568

	Notes:
	(a) Variable or floating rate security whereby the interest rate is periodically reset. The interest rate shown reflects the rate in effect as of January 31, 2015.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2015, these securities amounted to $1,234,171, or 6.52% of the Versatile Bond Portfolio’s total net assets, and have been determined by the Portfolio’s investment adviser to be liquid.

	(c) Interest rate represents yield to maturity.
	(d) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes to financial statements.	13

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2015

Number of Shares		Market Value
	AGGRESSIVE GROWTH STOCKS — 100.03% of Total Net Assets

	AEROSPACE — 3.35% of Total Net Assets
8,000	Lockheed Martin Corporation	$1,506,960

		$1,506,960

	CHEMICALS — 7.34% of Total Net Assets
10,000	Air Products & Chemicals, Inc.	$1,456,100
40,000	Chemtura Corporation (a)	871,600
20,000	Mosaic Company	973,800

		$3,301,500

	COMMUNICATIONS EQUIPMENT — 4.11% of Total Net Assets
40,000	Juniper Networks, Inc.	$909,200
15,000	Qualcomm, Inc.	936,900

		$1,846,100

	COMPUTER SOFTWARE & SERVICES — 5.21% of Total Net Assets
25,000	Autodesk, Inc. (a)	$1,350,125
40,000	Symantec Corporation	990,800

		$2,340,925

	ELECTRICAL EQUIPMENT & ELECTRONICS — 1.89% of Total Net Assets
40,000	Sanmina Corporation (a)	$847,200

		$847,200

	ENERGY SERVICES & PROCESSING — 5.58% of Total Net Assets
20,000	Baker Hughes, Inc.	$1,159,800
30,000	HollyFrontier Corporation	1,077,600
100,000	Parker Drilling Company (a)	271,000

		$2,508,400

	ENGINEERING & CONSTRUCTION — 3.57% of Total Net Assets
15,000	Fluor Corporation	$803,850
20,000	Ryland Group, Inc.	803,000

		$1,606,850

	ENTERTAINMENT & LEISURE — 14.52% of Total Net Assets
15,000	Disney (Walt) Company	$1,364,400
40,000	Facebook, Inc. Class A (a)	3,036,400
10,000	Viacom, Inc. Class A	648,400
10,000	Wynn Resorts, Ltd.	1,479,500

		$6,528,700

14	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2015

Number of Shares		Market Value
	FINANCIAL SERVICES — 10.47% of Total Net Assets
90,000	Janus Capital Group, Inc.	$1,578,600
30,000	Morgan Stanley	1,014,300
40,000	Schwab (Charles) Corporation	1,039,200
15,000	State Street Corporation	1,072,650

		$4,704,750

	MANUFACTURING — 10.54% of Total Net Assets
15,000	Agilent Technologies, Inc.	$566,550
15,000	Harley-Davidson, Inc.	925,500
10,000	Illinois Tool Works, Inc.	930,900
10,000	IPG Photonics Corporation (a)	746,400
15,000	Mattel, Inc.	403,500
10,000	Parker-Hannifin Corporation	1,164,600

		$4,737,450

	MATERIALS — 1.46% of Total Net Assets
15,000	Nucor Corporation	$654,750

		$654,750

	NATURAL RESOURCES — 3.60% of Total Net Assets
50,000	Freeport-McMoRan, Inc.	$840,500
125,000	Peabody Energy Corporation	778,750

		$1,619,250

	PHARMACEUTICALS — 15.84% of Total Net Assets
10,000	Amgen, Inc.	$1,522,600
25,000	Celgene Corporation (a)	2,979,000
25,000	Gilead Sciences, Inc. (a)	2,620,750

		$7,122,350

	RETAIL — 6.34% of Total Net Assets
9,000	Costco Wholesale Corporation	$1,286,910
20,000	Williams-Sonoma, Inc.	1,565,000

		$2,851,910

	TRANSPORTATION — 6.21% of Total Net Assets
10,000	FedEx Corporation	$1,691,100
10,000	Kansas City Southern	1,100,900

		$2,792,000

	Total Portfolio — 100.03% of total net assets (identified cost $23,967,564) (b)	$44,969,095
	Liabilities, less other assets (.03% of total net assets)	(15,023)

	Net assets applicable to outstanding shares	$44,954,072

	Notes:
	(a) Non-income producing.
	(b) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes to financial statements.	15

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015
1.	SIGNIFICANT ACCOUNTING POLICIES

Permanent Portfolio Family of Funds, Inc. (“Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a no-load, open-end, series, management investment company. The Fund currently consists of the following four series (each a “Portfolio”): Permanent Portfolio®, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio. Permanent Portfolio®, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio commenced investment operations on December 1, 1982, September 21, 1987, November 12, 1991 and May 16, 1990, respectively.

Each of the Fund’s Portfolios is an investment company, and accordingly, each Portfolio follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification “Financial Services — Investment Companies (Topic 946).” The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses earned and incurred, respectively, during the reporting period. Actual results could differ from those estimates.

Valuation of investments

Each Portfolio’s investments are valued primarily at market value on the basis of the last quoted sales price on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are normally valued at the Nasdaq Official Closing Price provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each business day. Equity securities that are not traded on a listed exchange or system are valued at the last sales price in the over-the-counter market. If there is no trading in an investment on a business day, the investment will be valued at the mean between its closing bid and asked prices on the exchange or system on which the security is principally traded. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Gold and silver bullion are valued at the closing spot settlement price on the New York Commodity Exchange. Gold and silver coins, and deposits of foreign currencies, are valued at the price furnished by an independent pricing service. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. Investments for which bona fide market quotations are not readily available, or investments for which the Fund’s investment adviser determines that a quotation or a price for a portfolio security provided by a dealer or an independent pricing service is not believed to be reflective of market value, will be valued by the Valuation Committee of the Fund’s investment adviser pursuant to fair value policies approved by the Fund’s Board of Directors.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during a reporting period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed on the following page.

16	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

Level 1 — Quoted prices in active markets for identical assets

The Fund’s Level 1 valuation techniques use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

Level 2 — Significant other observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Observable inputs may include quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active, in which there are few transactions, where prices may not be current, or where price quotations vary substantially over time or among market participants. Inputs that are observable for an asset or liability in Level 2 include such factors as interest rates, yield curves, foreign exchange rates, put or call provisions, credit risk and default rates for similar assets or liabilities.

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund’s Level 3 valuation techniques include the use of unobservable inputs that reflect assumptions market participants may use or could be expected to use in pricing an asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that it might reasonably be expected to receive for an investment upon its current sale, consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) type of the investment; (ii) existence of any contractual restrictions on the investment’s disposition; (iii) price and extent of public trading in similar investments or of comparable investments; (iv) quotations or evaluated prices from broker-dealers and/or pricing services; (v) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (vi) analysis of an issuer’s financial statements; (vii) evaluation of the forces that influence the issuer and the market(s) in which the investment is purchased and sold; and (viii) with respect to debt securities, maturity, coupon, creditworthiness, spread, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Continued on following page.	17

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

The following is a summary of the inputs used as of January 31, 2015 in valuing the Fund’s assets:

	Level 1 (Quoted Prices in Active Markets for Identical Assets)	Level 2 (Significant Other Observable Inputs)	Level 3 (Significant Unobservable Inputs)	Total

Permanent Portfolio®
Gold assets	$1,237,691,889	$—	$—	$1,237,691,889
Silver assets	279,289,075	—	—	279,289,075
Swiss franc assets	31,394	559,807,161	—	559,838,555
Real estate and natural resource stocks	874,006,750	—	—	874,006,750
Aggressive growth stocks †	873,136,000	—	—	873,136,000
Dollar assets:
Corporate bonds †	—	697,140,411	—	697,140,411
United States Treasury securities	1,075,107,607	—	—	1,075,107,607

Total Portfolio	$4,339,262,715	$1,256,947,572	$—	$5,596,210,287

	77.54%	22.46%	—%	100.00%
Short-Term Treasury Portfolio
United States Treasury securities	$21,010,409	$—	$—	$21,010,409

Total Portfolio	$21,010,409	$—	$—	$21,010,409

	100.00%	—%	—%	100.00%
Versatile Bond Portfolio
Corporate bonds †	$—	$17,665,260	$—	$17,665,260
United States Treasury securities	325,000			325,000
Preferred stocks	674,750	—	—	674,750

Total Portfolio	$999,750	$17,665,260	$—	$18,665,010

	5.36%	94.64%	—%	100.00%
Aggressive Growth Portfolio
Aggressive growth stocks †	$44,969,095	$—	$—	$44,969,095

Total Portfolio	$44,969,095	$—	$—	$44,969,095

	100.00%	—%	—%	100.00%

†

See the Schedules of Investments for the Permanent Portfolio and the Aggressive Growth Portfolio for each Portfolio’s industry classification of aggressive growth stocks and the Schedules of Investments for the Permanent Portfolio and the Versatile Bond Portfolio for each Portfolio’s industry classification of corporate bonds.

Transfers between levels are recognized at the end of a reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended January 31, 2015 and the Fund held no Level 3 assets during the year then ended.

18	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

As of January 31, 2015 and during the year then ended, the Fund did not hold any derivative instruments, nor did it engage in any hedging activities using derivative instruments.

Translation of foreign currencies

Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars on the following basis: (i) market value of investment securities and other assets and liabilities are translated at the closing rate of exchange; and (ii) purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund separately reports the portions of the results of operations attributable to the effect of changes in foreign exchange rates on the value of investments. Reported net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, foreign currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books versus the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains or losses arise from changes in the exchange rate applicable to cash, receivables and liabilities denominated in foreign currencies.

Investment transactions and investment income

Investment transactions are accounted for on the date of purchase, sale or maturity. Interest income is accrued daily and includes amortization of any premiums or discounts for financial and tax reporting purposes using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are recorded on an identified cost basis for financial and tax reporting purposes.

During the year ended January 31, 2015, investment income was earned as follows:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Interest on:
Corporate bonds	$4,723,024	$—	$726,703	$—
Swiss franc assets	10,255,045	—	—	—
United States Treasury securities	39,889,246	12,221	9	—
Dividends	54,929,943	—	57,125	729,835
Other income	—	—	—	283

	$109,797,258	$12,221	$783,837	$730,118

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

Federal taxes

Each of the Fund’s Portfolios will continue to be treated as a separate regulated investment company and each Portfolio intends to qualify under Subchapter M of the United States Internal Revenue Code of 1986, as amended (“Code”). Accordingly, no provision has been made for United States income taxes, as each Portfolio intends to declare necessary dividend distributions from investment company taxable income and net realized capital gains, if any, to its shareholders prior to October 15, 2015, pursuant to the requirements of the Code.

As of January 31, 2015, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio had no capital loss carryforwards available to offset future realized gains, if any. The Fund’s Short-Term Treasury Portfolio had $3,151 in such capital loss carryforwards available, of which $249 expire on January 31, 2019 and $2,902 which do not expire. During the year ended January 31, 2015, the Fund’s Short-Term Portfolio utilized capital loss carryforwards of $90. Any capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit, and such capital loss carryforwards must be fully utilized before capital loss carryforwards from earlier periods may be utilized. As a result, if the Fund’s Portfolios have Post-2010 Losses, capital loss carryforwards from earlier periods may be more likely to expire unused. Additionally, net capital losses attributable to investment transactions that occur after October 31 and ordinary losses that occur after December 31 (“Post-October” and “Late-Year Ordinary” losses, respectively), if any, are recognized for federal tax purposes as arising on February 1, the first day of each Portfolio’s next taxable year. The Fund’s Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio had $318,489, $11,951, $1,235 and $23,925 of such losses, respectively.

During the year ended January 31, 2015, the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio incurred no federal excise tax.

The Fund’s Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s Portfolios have analyzed their respective tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns previously filed for open tax years 2012 through 2014 or expected to be taken on the Fund’s Portfolios’ 2015 tax returns. The Fund’s Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Equalization

The Fund follows the accounting practice of equalization, by which a portion of the proceeds from sales and a portion of the costs of redemptions of shares of capital stock are allocated to undistributed net investment income. The effect of this practice is to prevent the calculation of net investment income per share from being affected by sales or redemptions of shares in each Portfolio, and for periods of net issuances of shares, allows undistributed net investment income to exceed distributable investment company taxable income.

Indemnifications

The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund under circumstances that have not occurred.

20	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

2.	DISTRIBUTIONS TO SHAREHOLDERS

On December 10, 2014, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid ordinary income dividends per share of $.27, $1.91 and $.21, respectively, to shareholders of record on December 9, 2014. Also on December 10, 2014, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid long-term capital gain distributions per share of $2.90, $.69 and $1.79, respectively, to shareholders of record on December 9, 2014. The Fund’s Short-Term Treasury Portfolio paid no ordinary income dividends or capital gain distributions during the year ended January 31, 2015.

The tax character of such dividends and distributions paid was as follows:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Distributions paid from:
Ordinary income	$39,508,130	$—	$596,356	$143,397
Long-term capital gain †	424,357,994	—	212,364	1,222,286

	$463,866,124	$—	$808,720	$1,365,683

†	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

On December 30, 2013, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid ordinary income dividends per share of $.25, $2.25 and $.33, respectively, to shareholders of record on December 27, 2013. Also on December 30, 2013, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid long-term capital gain distributions per share of $4.35, $.51 and $1.39, respectively, to shareholders of record on December 27, 2013. The Fund’s Short-Term Treasury Portfolio paid no ordinary income dividends or capital gain distributions during the year ended January 31, 2014.

The tax character of such dividends and distributions paid was as follows:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Distributions paid from:
Ordinary income	$43,463,936	$—	$505,421	$234,795
Long-term capital gain †	902,682,895	—	114,563	982,644

	$946,146,831	$—	$619,984	$1,217,439

†	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gain on investments, if any, are recorded on the ex-dividend date. The amount of such dividends and distributions are determined in accordance with the Code, which may differ from accounting principles generally accepted in the United States. These differences result primarily from different treatment of net investment income and net realized gains on certain investment securities held by the Fund’s Portfolios. During the year ended January 31, 2015: (i) the Fund’s Permanent Portfolio reclassified $4,057,705 from accumulated net realized gain on investments to undistributed net investment income and $13,048,875 from undistributed net investment income to

Continued on following page.	21

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

paid-in capital; (ii) the Fund’s Short-Term Treasury Portfolio reclassified $146,517 from paid-in capital to undistributed net investment loss; (iii) the Fund’s Versatile Bond Portfolio reclassified $43,719 from undistributed net investment income to paid-in capital; and (iv) the Fund’s Aggressive Growth Portfolio reclassified $17,114 from undistributed net investment income to paid-in capital, to reflect such book and tax basis differences.

As of January 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Distributable ordinary income	$2,958,087	$—	$68,936	$472,868
Undistributed capital gain (loss) carryforwards	176,153,156	(3,151)	—	566,319
Post-October and Late-Year Ordinary losses	(318,489)	(11,951)	(1,235)	(23,925)
Unrealized appreciation (depreciation) on investments and foreign currencies	472,648,786	(232)	(73,410)	21,001,531

	$651,441,540	$(15,334)	$(5,709)	$22,016,793

3.	INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT

Pacific Heights Asset Management, LLC (“Pacific Heights”) has served as the Fund’s investment adviser since May 1, 2003 under an Investment Advisory Contract, dated November 24, 2002 (“Contract”). In accordance with the terms of the Contract, Pacific Heights receives, before any waivers, annual investment advisory fees, which are calculated daily and paid monthly, based on the average daily net assets of each Portfolio of the Fund (“Advisory Fee”) as follows: (i) 1.1875% of the first $200 million of the Portfolio’s average daily net assets; (ii) .8750% of the next $200 million of the Portfolio’s average daily net assets; (iii) .8125% of the next $200 million of the Portfolio’s average daily net assets; and (iv) .7500% of all of the Portfolio’s average daily net assets in excess of $600 million.

All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets. Except for: (i) the Advisory Fee; (ii) all fees, costs, expenses and allowances relating to Fund investments, including brokerage commissions, charges in the purchase and sale of Fund assets and interest on borrowings; (iii) all taxes payable by the Fund; (iv) the fees and expenses of the Fund’s directors; (v) the salaries and expenses of the Fund’s officers (subject to the Waiver Agreement described below); and (vi) extraordinary expenses, as defined in the Contract, Pacific Heights pays or reimburses the Fund for substantially all of the Fund’s ordinary operating expenses out of its Advisory Fee.

Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated December 5, 2014 (“Waiver Agreement”), effective through June 1, 2016, Pacific Heights has agreed to waive portions of its Advisory Fee allocable to: (i) the Permanent Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets in excess of $6 billion up to $8 billion, .6600% of the Portfolio’s average daily net assets in excess of $8 billion up to $10 billion, .6400% of the Portfolio’s average daily net assets in excess of $10 billion up to $15 billion, .6200% of the Portfolio’s average daily net assets in

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

excess of $15 billion up to $25 billion and .6000% of the Portfolio’s average daily net assets in excess of $25 billion; (ii) the Short-Term Treasury Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets; and (iii) the Versatile Bond Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of ..8125% of the Portfolio’s average daily net assets. Also, under the Waiver Agreement, Pacific Heights has agreed to pay the Fund’s officers’ salaries and expenses during the term of the Waiver Agreement. Neither the Fund nor any Portfolio will be required to reimburse Pacific Heights for amounts waived or paid by Pacific Heights pursuant to the Waiver Agreement. The Waiver Agreement may be terminated or amended only in writing and only with the approval of the Fund’s Board of Directors.

Pacific Heights is a California limited liability company. Its manager and sole member, Michael J. Cuggino (who is also its President and Chief Executive Officer), is the President, Secretary and Chairman of the Board of Directors of the Fund, and has been the portfolio manager of the Fund’s Portfolios since May 1, 2003. In addition to the benefits that result from being the sole owner of Pacific Heights, Mr. Cuggino was paid $100,000 by the Fund during the year ended January 31, 2015 for his service as a director of the Fund.

Annual Renewal of Investment Advisory Contract (Unaudited)

The renewal of the Contract was unanimously approved by the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” of the Fund as defined under the 1940 Act (“Independent Directors”), at an “in person” meeting held on December 4-5, 2014 (“December Meeting”). In preparation for consideration of the continuance of the Contract, the Board reviewed a variety of materials provided by Pacific Heights prior to the Board’s September 2014 meeting, including memoranda provided by Pacific Heights responding to information requests from the Independent Directors and material prepared by Lipper, Inc. (“Lipper”), an independent third party, containing information comparing the expenses of the Fund’s Portfolios to other comparable mutual funds selected by Lipper (“Peer Groups”) and information regarding the performance of the Fund’s Portfolios relative to relevant market indices and the performance of the Peer Groups. Following discussion of these materials by the Board at its September 2014 meeting and by the Independent Directors at a special telephonic meeting in October 2014, the Independent Directors presented Pacific Heights with questions and requests for additional information. Pacific Heights responded to these requests with additional information in advance of the December Meeting. During the December Meeting, the directors met with senior management of the Fund and Pacific Heights to further discuss the Contract and the information provided. The Independent Directors also met independently during the December Meeting to review the information provided. The Independent Directors were assisted by counsel that is independent of Fund management and Pacific Heights during their deliberations regarding the Contract, and also received materials discussing the legal standards applicable to their consideration of the proposed continuance of the Contract. The annual Contract review extended over two regular meetings of the Board to ensure that Fund management and Pacific Heights had time to respond to any questions the Independent Directors may have had on their initial review of the materials prepared for the Contract review and that the Independent Directors had time to consider those materials.

In connection with its approval of the continuation of the Contract, the Board evaluated the terms of the Contract, the overall fairness of the Contract to the Portfolios and whether the Contract was in the best interests of each Portfolio and its shareholders. The Board considered all factors it deemed relevant with respect to the

Continued on following page.	23

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

Portfolios, including the following: (1) the nature, extent and quality of the services provided by Pacific Heights; (2) the investment performance of the Portfolios compared to relevant market indices and the performance of the Peer Groups; (3) the Portfolios’ fees and expenses; (4) economies of scale and whether fee levels reflect any such economies of scale for the benefit of Portfolio shareholders; and (5) the profit or loss realized by Pacific Heights and any fall-out benefits to Pacific Heights from its relationship with the Portfolios. While each director may have attributed different weights to the various factors, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual Contract review. The Board members did not identify any particular information or factor that was all-important or controlling.

The Board considered the nature, extent and quality of the services provided by Pacific Heights to the Fund. The Board considered the overall reputation and capabilities of Pacific Heights, its investment philosophy and decision-making processes, its commitment to providing high-quality investment advisory and other services to the Fund and its Portfolios, the Board’s overall confidence in the capability and integrity of Pacific Heights and its personnel, the manner in which Pacific Heights addresses non-routine matters that arise including developments related to market conditions as well as fund industry and regulatory developments, and its responsiveness to questions and concerns raised by the Board. With respect to investment advisory services, the Board considered the professional experience of personnel at Pacific Heights who perform investment research and manage the Portfolios’ investments and the resources devoted to implementation and oversight of each Portfolio’s investment strategy. The Board also considered the quality of the non-investment advisory services provided by Pacific Heights. The Board noted that Pacific Heights and its personnel furnish all administrative, accounting, compliance, and other services required in connection with the administration of the affairs of the Fund, including overseeing and coordinating the activities of other service providers. The Board considered, among other things, the professional experience and tenure of Pacific Heights’ management personnel responsible for Portfolio operations, the responsibilities of these personnel and the level of service provided to the Fund. In this regard, the Board noted that the Chairman, who is also the principal executive officer of Pacific Heights and manages each of the Portfolios, possesses thorough knowledge of, and familiarity with, all aspects of the Portfolios’ operations and is involved in overseeing many aspects of the Portfolios’ operations.

The Board considered the Fund’s compliance program established pursuant to Rule 38a-1 under the 1940 Act and the compliance-related resources provided to the Fund by Pacific Heights. The Board noted that, on a regular basis, it receives and reviews information from the Fund’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance program and, where relevant, the compliance programs of the Fund’s service providers. The Board considered the Fund’s and Pacific Heights’ compliance histories and the CCO’s implementation of the Fund’s compliance program. The Board also considered the CCO’s and Pacific Heights’ assessment and handling of investment, operational, enterprise, and regulatory and compliance risks associated with the operation of the Portfolios and Pacific Heights.

The Board then considered Pacific Heights’ financial condition. The Board noted that it reviews Pacific Heights’ audited and unaudited financial statements on regular basis, and that Pacific Heights appeared to have the financial resources to fulfill its obligations under the Contract.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

After reviewing these and other related factors, the Board agreed that Pacific Heights had experienced personnel, sufficient infrastructure and resources, and had delivered high-quality investment advisory, administrative, accounting, compliance and other services to the Fund, and could reasonably be expected to continue providing high-quality services.

The Board also reviewed the short-, intermediate- and long-term investment performance of each of the Fund’s Portfolios. The Board noted that, on a regular basis, Pacific Heights provides information regarding the performance of each Portfolio and discusses with the Board the factors contributing to each Portfolio’s performance. In addition, as part of its review of the Contract, the Board reviewed the material prepared by Lipper, comparing the performance of each Portfolio to its respective Peer Group and Lipper selected benchmark index for the one-, three-, five- and ten-year periods ended June 30, 2014. Using the material prepared by Lipper, the Board observed the following with respect to the total return performance (before taxes) of the Portfolios as compared to each of their respective Peer Groups and Lipper selected indices: (i) that the Permanent Portfolio’s total return performance exceeded the average and equaled the median total return performance of its Peer Group for the ten-year measurement period, but lagged both the average and median total return performance of its Peer Group for the one-, three- and five-year periods, and exceeded the total return performance of its Lipper benchmark index for the ten-year measurement period, but lagged for the one-, three- and five-year periods; (ii) that with respect to the Short-Term Treasury Portfolio, Lipper had not provided performance information against a Peer Group because of the limited number of short-term U.S. Treasury funds against which performance could meaningfully be compared, but when compared against the broader performance universe of funds selected by Lipper, the Short-Term Treasury Portfolio had lagged the performance universe over each time period; (iii) that the Versatile Bond Portfolio’s total return performance exceeded the average and median total return performance of its Peer Group for the one-year measurement period, but lagged for the three-, five-and ten-year periods, and lagged its Lipper benchmark index for all measurement periods; and (iv) that the Aggressive Growth Portfolio’s total return performance exceeded the average and median total return performance of its Peer Group for each measurement period, and exceeded its Lipper benchmark index for each measurement period. The directors also compared each Portfolio’s total return performance (before taxes) against its respective benchmark index(es) for the one-, three-, five- and ten-year periods ended September 30, 2014 and observed the following: (i) that the Permanent Portfolio’s total return performance exceeded the returns of the Citigroup 3-Month U.S. Treasury Bill Index for each measurement period, but lagged the returns of the Standard & Poor’s 500 Composite Stock Index for each measurement period; (ii) that the Short-Term Treasury Portfolio’s total return performance lagged the returns of the Citigroup 3-Month U.S. Treasury Bill Index for each measurement period; (iii) that the Versatile Bond Portfolio’s total return performance exceeded the returns of the Barclay’s Capital Global Aggregate (Excluding Securitized) Bond Index for the one-, three- and five-year measurement periods, but lagged for the ten-year period; and (iv) that the Aggressive Growth Portfolio’s total return performance exceeded the returns of the Standard & Poor’s 500 Composite Stock Index for the three- and ten-year measurement periods, but lagged for the one- and five-year periods, and exceeded the returns of the Dow Jones Industrial Average for each measurement period. The Board observed that the Portfolios’ benchmark indices do not reflect deductions for any fees, expenses or taxes.

Continued on following page.	25

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

The Board noted that the Permanent Portfolio’s performance was hampered in the one and three years ended September 30, 2014 by the underperformance of certain of the Portfolio’s asset categories, most notably its gold and silver holdings. The Board recognized that the Permanent Portfolio’s fundamental investment strategy, which cannot be changed without shareholder approval, is to maintain a fixed allocation of specified asset categories, with the objective of preserving and increasing the purchasing power value of its shares over the long term. The Board concluded that Pacific Heights continued to effectively manage the Portfolio in accordance with its fundamental investment strategy. With respect to the Versatile Bond Portfolio, the Board noted the Portfolio’s strong investment performance since the change to its investment strategy in May 2012 and its positive impact on the Portfolio’s longer-term performance. The Board then discussed the Short-Term Treasury Portfolio’s underperformance. In this regard, the Board noted that the continued extremely low yields on short-term U.S. Treasury securities were more than offset by the Portfolio’s expenses, even after the fee waiver. The Board observed that given the Portfolio’s fundamental investment strategy, which cannot be changed without shareholder approval and the prolonged period of historically low interest rates on short-term U.S. Treasury securities, the Portfolio’s investment performance is unlikely to improve until prevailing interest rates rise.

The Board reviewed the Advisory Fee payable by each of the Portfolios under the Contract as well as each Portfolio’s overall expense ratio. Using the material prepared by Lipper, the Board considered each Portfolio’s Advisory Fee and overall expense ratio against the median of the advisory fees and overall expense ratios for such Portfolio’s Peer Group and observed the following: (i) for the Permanent Portfolio (after fee waivers), its Advisory Fee was lower than the median of its Peer Group, and its overall expense ratio was lower than the median and the lowest in its Peer Group; (ii) for the Short-Term Treasury Portfolio (after fee waivers), its Advisory Fee was higher than the median and the highest in its Peer Group, and its overall expense ratio was lower than the median of its Peer Group; (iii) for the Versatile Bond Portfolio (after fee waivers), its Advisory Fee was higher than the median of its Peer Group, and its overall expense ratio equaled the median of its Peer Group; and (iv) for the Aggressive Growth Portfolio, its Advisory Fee was higher than the median of its Peer Group, and its overall expense ratio was lower than the median of its Peer Group. The Board observed that the modest increase in the Permanent Portfolio’s expense ratio (after fee waivers) was the function of that Portfolio’s assets falling below levels required to achieve certain breakpoints under the Waiver Agreement.

In reviewing the Lipper materials, the Board noted that unlike most of the mutual funds comprising the Portfolios’ Peer Groups, the Fund’s Portfolios operate under a unitary fee structure whereby many of the Portfolios’ ordinary operating expenses are paid by Pacific Heights out of its Advisory Fee rather than paid directly by the Portfolios. These operating expenses include, but are not limited to, charges of the Fund’s transfer agent and custodian, accounting fees, audit fees, legal fees of Fund counsel not associated with litigation, printing, postage, registration fees and general administrative expenses. The Board noted the difficulty of comparing the Portfolios to non-unitary fee Peer Group funds and observed that given the Portfolios’ unitary fee structure and unlike non-unitary fee Peer Group funds, the Portfolios’ other ordinary operating expenses were minimal, an observation borne out by the fact that the non-management expenses for each of the Portfolios were the lowest or among the lowest in each Portfolio’s respective Peer Group. As a result, the Board placed greater value on the data comparing each Portfolio’s overall expense ratio to the overall expense ratios of other funds in its Peer Group. The Board also observed that the unitary fee provides predictability in Portfolio expenses at various asset

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

levels and also protects the Portfolios against the risks of increase in third-party service provider fees and other expenses covered under the unitary fee.

The Board recognized that one method to help ensure that shareholders share in economies of scale is to include breakpoints in a fund’s advisory fee schedule. To that end, the Board next considered each Portfolio’s fee structure and whether fee levels reflect economies of scale for the benefit of Portfolio shareholders. The Board noted that the Contract has breakpoints that provide for a reduction of the applicable Advisory Fee as assets increase, and that the Waiver Agreement provided for additional fee waivers with respect to the Permanent Portfolio, and for fee waivers for the Short-Term Treasury Portfolio and the Versatile Bond Portfolio before any breakpoints contemplated by the Contract had been reached. The Board noted that under the Waiver Agreement, with respect to the Permanent Portfolio, Pacific Heights waives its Advisory Fee so that the Advisory Fee paid by the Permanent Portfolio does not exceed an annual rate of: .6875% of the Portfolio’s average daily net assets in excess of $6 billion up to $8 billion; .6600% of the Portfolio’s average daily net assets in excess of $8 billion up to $10 billion; .6400% of the Portfolio’s average daily net assets in excess of $10 billion up to $15 billion; .6200% of the Portfolio’s average daily net assets in excess of $15 billion up to $25 billion; and .6000% of the Portfolio’s average daily net assets in excess of $25 billion. The Board concluded that the breakpoints were set at appropriate levels. The Waiver Agreement also provides that, with respect to the Short-Term Treasury Portfolio and the Versatile Bond Portfolio, Pacific Heights waives its Advisory Fee so that the Advisory Fee paid by the Short-Term Treasury Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets, and that the Advisory Fee paid by the Versatile Bond Portfolio does not exceed an annual rate of .8125% of the Portfolio’s average daily net assets. The Board noted that Pacific Heights proposed to extend the terms of the Waiver Agreement for another year, including the absorption by Pacific Heights of all salaries, fees and expenses of the officers of the Fund, including the CCO. The Chairman stated that the foregoing waivers and expense reimbursements would be reflected in a written Advisory Fee Waiver and Expense Assumption Agreement identical in terms to the Waiver Agreement except that the new waiver agreement would remain in effect until June 1, 2016 (“Proposed Waiver Agreement”).

The Board noted that as a result of market conditions and net redemptions, the Permanent Portfolio had suffered a substantial decline in assets over its historic highs in early 2013. Nevertheless, the Board recognized that the still sizeable assets in the Permanent Portfolio had helped the other Portfolios achieve economies of scale because: (i) Pacific Heights had the financial resources to cap Advisory Fees in the Short-Term Treasury Portfolio and the Versatile Bond Portfolio; (ii) the Aggressive Growth Portfolio benefited from lower trade execution costs because of the volume of trades in the Permanent Portfolio; (iii) Pacific Heights was able to make enhancements to the services provided to the Portfolios, such as providing additional resources in areas that are relevant to the management and administration of the Portfolios; and (iv) because the overall cost structure of any Fund-level expenses not covered under the Advisory Fee could be spread over a sizeable asset base, thereby reducing the rate of expenses each Portfolio pays.

After reviewing these and other related factors, the Board agreed that terms of the Proposed Waiver Agreement were appropriate and that the current fee arrangements continued to provide appropriate sharing of economies of scale between Portfolio shareholders and Pacific Heights.

Continued on following page.	27

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

The Board also considered the cost of the services provided and Pacific Heights’ profitability from its relationship with the Portfolios. The Board noted that it regularly receives information regarding Pacific Heights’ costs related to Portfolio operations. As part of its annual review of the Contract, the Board also reviewed a profitability analysis provided by Pacific Heights that compared Pacific Heights’ profitability for the six months ended June 30, 2014 and the year ended December 31, 2013 to that of certain publicly traded investment advisers. In reviewing Pacific Heights’ profitability, the Board observed that the Permanent Portfolio’s overall expense ratio was lower than the median and the lowest in its Peer Group, and that Pacific Heights operated certain Portfolios at a loss. The Board further noted that Pacific Heights’ financial health provides it with the resources to waive or cap fees in three Portfolios, to make significant investments in its compliance, technology and infrastructure resources for the benefit of the Portfolios, and to maintain and build upon its distribution network to increase assets in the Portfolios. The Board also considered any “fall-out” or ancillary benefits likely to accrue to Pacific Heights from its relationships with the Portfolios. In this regard, the Board noted that Pacific Heights provided, directly or through third parties, all of the services necessary for the Portfolios’ operations, and that the Advisory Fee paid to Pacific Heights reflects these obligations. The Board recognized that, as a business matter, Pacific Heights is entitled to earn a reasonable level of profit for the services it provides to the Fund and the entrepreneurial risk that it assumes as the investment adviser to the Portfolios.

Based on the information presented, reviewed and discussed, the Board considered the following factors and reached the following conclusions:

1) The nature, extent and quality of the services provided by Pacific Heights. Conclusion: Pacific Heights had provided and could reasonably be expected to continue to provide a high level of service to each Portfolio.

2) The investment performance of the Portfolios compared to relevant market indices and the performance of the Peer Groups. Conclusion: the Permanent Portfolio’s performance was satisfactory taking into account its fundamental asset allocation strategy and the declines in the gold and silver prices in recent years; the Short-Term Treasury Portfolio’s performance was as expected taking into account the constraints imposed by the fundamental investment strategy to which the Portfolio is subject; the Versatile Bond Portfolio’s performance was satisfactory; and the Aggressive Growth Portfolio’s performance was satisfactory.

3) The Portfolios’ fees and expenses. Conclusion: the Advisory Fee payable by each of the Portfolios was fair and reasonable given the nature and quality of the services provided. The overall expense ratios of the Portfolios compared to their Peer Groups were fair and reasonable.

4) Economies of scale and whether fee levels reflect any such economies of scale for the benefit of Portfolio shareholders. Conclusion: the Permanent Portfolio has achieved economies of scale that benefit shareholders, given that the Permanent Portfolio has exceeded the final breakpoint in its Advisory Fee under the Contract, and is currently at the first breakpoint in its Advisory Fee under the Waiver Agreement. The other Portfolios have benefited from economies of scale by virtue of the still sizeable assets in the Permanent Portfolio and expense caps in place for the Short-Term Treasury Portfolio and the Versatile Bond Portfolio.

5) The profit or loss realized by Pacific Heights and any “fall-out” benefits to Pacific Heights from its relationship with the Portfolios. Conclusion: the profitability of the Contract to Pacific Heights is reasonable. Any “fall-out” benefits accruing to Pacific Heights by virtue of its relationship with the Portfolios are reasonable in relation to the value of the services that Pacific Heights provides to the Portfolios.

Based on the foregoing, the Board, including its Independent Directors, unanimously approved the continuance of the Contract.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

4.	PURCHASES AND SALES OF SECURITIES

The following is a summary of purchases and sales of securities other than short-term securities for the year ended January 31, 2015:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Purchases	$971,308,186	$—	$10,994,391	$2,442,816
Sales	3,413,696,674	—	6,282,771	8,543,108

The Fund’s Permanent Portfolio also purchased $15,687,968 of silver and sold $648,078,698 and $154,318,173 of gold and silver, respectively, during the year ended January 31, 2015.

The Fund’s Short-Term Treasury Portfolio only invested in short-term U.S. Treasury securities having maturities of one year or less during the year ended January 31, 2015. Purchases and sales of portfolio securities were $55,789,597 and $59,550,449, respectively, during the year then ended.

5.	NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS

The following is a summary of net unrealized appreciation (depreciation) of investments as of January 31, 2015 for federal income tax purposes:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Aggregate gross unrealized appreciation of investments with excess of value over tax cost:
Investments in securities	$817,814,352	$272	$521,927	$23,778,269
Investments other than securities	67,021,353	—	—	—

	884,835,705	272	521,927	23,778,269
Aggregate gross unrealized depreciation of investments with excess of tax cost over value:
Investments in securities	(328,553,858)	(504)	(595,337)	(2,776,738)
Investments other than securities	(83,850,043)	—	—	—

	(412,403,901)	(504)	(595,337)	(2,776,738)

Net unrealized appreciation (depreciation) of investments	$472,431,804	$(232)	$(73,410)	$21,001,531

6.	SUBSEQUENT EVENTS

The Fund has evaluated the impact of subsequent events on its Portfolios and has determined that there were no subsequent events requiring recognition or disclosure in the Fund’s financial statements.

Continued on following page.	29

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2015

7.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of each Portfolio’s capital stock exclusive of amounts allocated to undistributed net investment income (loss) were as follows for the years then ended.

	Permanent Portfolio®
	Year Ended January 31, 2015		Year Ended January 31, 2014
	Shares	Dollars	Shares	Dollars

Shares sold	22,544,037	$979,659,986	47,032,573	$2,212,879,326
Distributions reinvested	9,327,259	372,810,488	16,234,065	697,902,399

	31,871,296	1,352,470,474	63,266,638	2,910,781,725

Shares redeemed	(102,827,702)	(4,421,738,868)	(196,721,833)	(9,206,893,760)

Net decrease	(70,956,406)	$(3,069,268,394)	(133,455,195)	$(6,296,112,035)

	Short-Term Treasury Portfolio
	Year Ended January 31, 2015		Year Ended January 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold	47,337	$3,094,396	127,628	$8,403,046
Distributions reinvested	—	—	—	—

	47,337	3,094,396	127,628	8,403,046

Shares redeemed	(109,356)	(7,155,231)	(171,260)	(11,278,230)

Net decrease	(62,019)	$(4,060,835)	(43,632)	$(2,875,184)

	Versatile Bond Portfolio
	Year Ended January 31, 2015		Year Ended January 31, 2014
	Shares	Dollars	Shares	Dollars

Shares sold	145,540	$8,874,590	71,805	$4,360,543
Distributions reinvested	12,979	768,348	9,930	590,325

	158,519	9,642,938	81,735	4,950,868

Shares redeemed	(81,574)	(4,928,353)	(65,773)	(3,978,813)

Net increase	76,945	$4,714,585	15,962	$972,055

	Aggressive Growth Portfolio
	Year Ended January 31, 2015		Year Ended January 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold	141,275	$9,777,169	295,183	$17,581,650
Distributions reinvested	18,862	1,312,210	17,660	1,184,075

	160,137	11,089,379	312,843	18,765,725

Shares redeemed	(235,158)	(15,982,323)	(98,589)	(5,877,124)

Net increase (decrease)	(75,021)	$(4,892,944)	214,254	$12,888,601

30

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO®

Financial highlights for the Permanent Portfolio

For each share of capital stock outstanding throughout each year:

	Year Ended January 31, 2015	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011
Net asset value, beginning of year	$42.96	$49.59	$48.69	$45.50	$38.06

Income (loss) from investment operations:
Net investment income (1)	.28	.31	.29	.24	.35
Net realized and unrealized gain (loss) on investments and foreign currencies (2)	.65	(2.34)	1.24	3.67	7.41

Total income (loss) from investment operations	.93	(2.03)	1.53	3.91	7.76

Less distributions from:
Net investment income	(.27)	(.25)	(.27)	(.42)	(.29)
Net realized gain on investments	(2.90)	(4.35)	(.36)	(.30)	(.03)

Total distributions	(3.17)	(4.60)	(.63)	(.72)	(.32)

Net asset value, end of year	$40.72	$42.96	$49.59	$48.69	$45.50

Total return (3)	2.30%	(4.12)%	3.17%	8.63%	20.41%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$5,634,021	$8,992,350	$16,997,810	$16,784,635	$10,542,812

Portfolio turnover rate	17.43%	4.29%	23.71%	8.87%	9.11%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.76%	.72%	.69%	.71%	.77%
Before Advisory Fee waiver	.78%	.77%	.76%	.76%	.78%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	.65%	.65%	.61%	.49%	.82%
Before Advisory Fee waiver	.63%	.60%	.54%	.44%	.81%

(1)	Net investment income is based on average shares outstanding during the year.
(2)

Per share net realized and unrealized gains or losses on investments and foreign currencies may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

32	See accompanying notes to financial statements.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. SHORT-TERM TREASURY PORTFOLIO

Financial highlights for the Short-Term Treasury Portfolio

For each share of capital stock outstanding throughout each year:

	Year Ended January 31, 2015	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011
Net asset value, beginning of year	$65.63	$66.03	$66.41	$66.81	$67.75

Loss from investment operations:
Net investment loss (1)	(.42)	(.40)	(.39)	(.40)	(.39)
Net realized and unrealized gain (loss) on investments (2)	(.01)	—	.01	—	.01

Total loss from investment operations	(.43)	(.40)	(.38)	(.40)	(.38)

Less distributions from:
Net investment income	—	—	—	—	(.56)

Total distributions	—	—	—	—	(.56)

Net asset value, end of year	$65.20	$65.63	$66.03	$66.41	$66.81

Total return (3)	(.66)%	(.61)%	(.57)%	(.60)%	(.58)%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$21,031	$25,237	$28,273	$32,978	$34,383

Portfolio turnover rate (4)	—%	—%	—%	—%	—%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.70%	.69%	.69%	.69%	.73%
Before Advisory Fee waiver	1.20%	1.19%	1.19%	1.19%	1.23%
Ratio of net investment loss to average net assets:
After Advisory Fee waiver	(.64)%	(.60)%	(.58)%	(.59)%	(.58)%
Before Advisory Fee waiver	(1.14)%	(1.10)%	(1.08)%	(1.09)%	(1.08)%

(1)	Net investment loss is based on average shares outstanding during the year.
(2)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.
(4)	Portfolio turnover rate is not applicable since the Portfolio only invested in securities with maturities of one year or less.

See accompanying notes to financial statements.	33

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO

Financial highlights for the Versatile Bond Portfolio

For each share of capital stock outstanding throughout each year:

	Year Ended January 31, 2015	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011
Net asset value, beginning of year	$60.50	$60.93	$59.15	$59.15	$60.40

Income from investment operations:
Net investment income (1)	2.37	2.50	1.34	.15	.76
Net realized and unrealized gain (loss) on investments (2)	.23	(.17)	1.78	.03	(.52)

Total income from investment operations	2.60	2.33	3.12	.18	.24

Less distributions from:
Net investment income	(1.91)	(2.25)	(1.34)	(.18)	(1.49)
Net realized gain on investments	(.69)	(.51)	—	—	—

Total distributions	(2.60)	(2.76)	(1.34)	(.18)	(1.49)

Net asset value, end of year	$60.50	$60.50	$60.93	$59.15	$59.15

Total return (3)	4.37%	3.90%	5.31%	.31%	.40%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$18,942	$14,287	$13,417	$12,523	$13,300

Portfolio turnover rate	38.23%	48.71%	137.43%	71.55%	57.05%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.82%	.82%	.82%	.81%	.83%
Before Advisory Fee waiver	1.19%	1.19%	1.20%	1.19%	1.20%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	3.81%	4.05%	2.24%	.25%	1.26%
Before Advisory Fee waiver	3.44%	3.68%	1.86%	(.13)%	.89%

(1)	Net investment income is based on average shares outstanding during the year.
(2)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

34	See accompanying notes to financial statements.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO

Financial highlights for the Aggressive Growth Portfolio

For each share of capital stock outstanding throughout each year:

	Year Ended January 31, 2015	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011
Net asset value, beginning of year	$65.03	$52.58	$44.68	$49.14	$39.80

Income (loss) from investment operations:
Net investment income (1)	.22	.26	.58	.24	.11
Net realized and unrealized gain (loss) on investments (2)	4.28	13.91	8.39	(1.75)	10.45

Total income (loss) from investment operations	4.50	14.17	8.97	(1.51)	10.56

Less distributions from:
Net investment income	(.21)	(.33)	(.46)	(.32)	(.11)
Net realized gain on investments	(1.79)	(1.39)	(.61)	(2.63)	(1.11)

Total distributions	(2.00)	(1.72)	(1.07)	(2.95)	(1.22)

Net asset value, end of year	$67.53	$65.03	$52.58	$44.68	$49.14

Total return (3)	6.83%	26.84%	20.37%	(2.68)%	26.73%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$44,954	$48,167	$27,678	$23,195	$22,905

Portfolio turnover rate	5.06%	.31%	8.71%	17.13%	15.51%
Ratio of expenses to average net assets	1.20%	1.20%	1.19%	1.19%	1.22%
Ratio of net investment income to average net assets	.32%	.44%	1.26%	.52%	.25%

(1)	Net investment income is based on average shares outstanding during the year.
(2)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

See accompanying notes to financial statements.	35

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO® Ten Years Ended January 31, 2015 (Unaudited)

*

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full- faith-and-credit obligations of the U.S. Treasury. The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and represents an unmanaged portfolio. You cannot invest directly in an index. Returns shown for the Citigroup 3-Month U.S. Treasury Bill Index and the Standard & Poor’s 500 Composite Stock Index reflect reinvested interest, dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

36	See page 40 for explanation of graphs and additional performance information.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. SHORT-TERM TREASURY PORTFOLIO Ten Years Ended January 31, 2015 (Unaudited)

*

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full- faith-and-credit obligations of the U.S. Treasury. You cannot invest directly in an index. Returns shown for the Citigroup 3-Month U.S. Treasury Bill Index reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

See page 40 for explanation of graphs and additional performance information.	37

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO Ten Years Ended January 31, 2015 (Unaudited)

*

The Citigroup AAA/AA 1-3 Year Corporate Bond Index and the Citigroup A 1-3 Year Corporate Bond Index are components of the Citigroup Broad Investment-Grade (BIG) Bond Index and have characteristics relevant to the Portfolio’s investment strategies prior to May 30, 2012. Both indices are market-capitalization weighted and include bonds rated AAA, AA or A by Standard & Poor’s or Moody’s Investor Services, Inc. (“Moody’s”) with maturities of one to three years and a minimum amount outstanding of $100 million. They should not be considered predictive or representative of results the Portfolio may experience under its current investment strategy. The Barclays Capital Global Aggregate Bond Index is a market-capitalization weighted, broad-based measure of global, government-related, treasury, corporate and securitized fixed income investments. The Barclays Capital Global Aggregate (Excluding Securitized) Bond Index, which excludes securitized fixed income investments, is a sub-index of the Barclays Capital Global Aggregate Bond Index and has characteristics relevant to the Portfolio’s investment strategies after May 30, 2012. You cannot invest directly in an index. Returns shown for the indices reflect reinvested interest, dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

38	See page 40 for explanation of graphs and additional performance information.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO Ten Years Ended January 31, 2015 (Unaudited)

*

The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. The Standard & Poor’s 500 Composite Stock Index is a market capitalization weighted index of common stocks and also represents an unmanaged portfolio. You cannot invest directly in an index. Returns shown for the Dow Jones Industrial Average and the Standard & Poor’s 500 Composite Stock Index reflect reinvested dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

See page 40 for explanation of graphs and additional performance information.	39

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AVERAGE ANNUAL TOTAL RETURNS For Periods Ended January 31, 2015 (Unaudited)

The graphs on pages 36 through 39 compare the initial account values and subsequent account values at the end of each of the most recently completed ten year periods indicated of the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio, assuming a hypothetical $10,000 investment in each Portfolio at the beginning of the first period indicated and reinvestment of all dividends and other distributions, without the deduction of taxes, to a $10,000 investment over the same periods in comparable broad-based securities market indices. The tables below show each of the Fund’s Portfolio’s average annual total returns for the periods indicated, assuming reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Returns for the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio and Versatile Bond Portfolio reflect fee waivers in effect. In the absence of such fee waivers, total return would be reduced. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance data shown below for each of the Fund’s Portfolios represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investment performance, current to the most recent month-end, may be lower or higher than the performance shown below, and can be obtained by calling the Fund’s Shareholder Services Office at (800) 531-5142.

Investments in the Fund’s Portfolios are not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency. It is therefore possible to lose money by investing in the Fund’s Portfolios.

	Average Annual Total Returns Through January 31, 2015
	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception
Permanent Portfolio® (Since 12/1/82) (1)(2)
Return before taxes	2.30%	.40%	5.77%	7.20%	8.47%	6.35%
Return after taxes on distributions	.45%	-1.06%	4.75%	6.56%	7.83%	5.72%
Return after taxes on distributions and sale of portfolio shares	2.67%	.28%	4.51%	5.80%	6.99%	5.25%
Citigroup 3-Month U.S. Treasury Bill Index (4)(5)	.03%	.05%	.07%	1.45%	1.88%	4.14%
Standard & Poor’s 500 Composite Stock Index (4)(6)	14.22%	17.47%	15.60%	7.61%	4.39%	11.41%

Short-Term Treasury Portfolio (Since 5/26/87) (1)(2)(3)
Return before taxes	-.66%	-.61%	-.60%	.73%	1.11%	2.69%
Return after taxes on distributions	-.66%	-.61%	-.66%	.44%	.64%	2.05%
Return after taxes on distributions and sale of portfolio shares	-.37%	-.46%	-.47%	.51%	.71%	1.91%
Citigroup 3-Month U.S. Treasury Bill Index (4)(5)	.03%	.05%	.07%	1.45%	1.88%	3.53%

Versatile Bond Portfolio (Since 9/27/91) (1)(2)(3)
Return before taxes	4.37%	4.53%	2.84%	3.00%	3.09%	3.60%
Return after taxes on distributions	2.70%	3.09%	1.79%	2.13%	2.06%	2.56%
Return after taxes on distributions and sale of portfolio shares	2.68%	2.90%	1.77%	2.00%	2.01%	2.43%
Barclays Capital Global Aggregate (Excluding Securitized) Bond Index (4)(7)	-1.10%	-.32%	2.38%	3.53%	5.34%	5.89%
Citigroup AAA/AA 1-3 Year Corporate Bond Index (4)(8)	1.11%	1.23%	1.62%	3.04%	4.04%	4.87%
Citigroup A 1-3 Year Corporate Bond Index (4)(9)	1.27%	1.96%	2.35%	3.50%	4.41%	5.16%

Aggressive Growth Portfolio (Since 1/2/90) (1)(2)
Return before taxes	6.83%	17.71%	15.00%	8.03%	6.50%	10.52%
Return after taxes on distributions	6.12%	17.09%	14.32%	6.65%	5.35%	9.64%
Return after taxes on distributions and sale of portfolio shares	4.48%	14.00%	12.13%	6.52%	5.23%	9.20%
Dow Jones Industrial Average (4)(10)	11.91%	13.56%	14.16%	7.80%	5.52%	10.14%
Standard & Poor’s 500 Composite Stock Index (4)(6)	14.22%	17.47%	15.60%	7.61%	4.39%	9.38%

40	See following page for footnote explanations.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AVERAGE ANNUAL TOTAL RETURNS For Periods Ended January 31, 2015 (Unaudited)
(1)	Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

(2)

Returns reflect the impact of contractual waivers through June 1, 2016 pursuant to the Waiver Agreement. Amounts so waived may not be recaptured by the Fund’s investment adviser. The net expense ratio (after fee waivers) and the gross expense ratio (before fee waivers) for the fiscal year ended January 31, 2015, were: (i) for the Permanent Portfolio, .76% and .78%, respectively; (ii) for the Short-Term Treasury Portfolio, .70% and 1.20%, respectively; (iii) for the Versatile Bond Portfolio, .82% and 1.19%, respectively; and (iv) for the Aggressive Growth Portfolio, 1.20% and 1.20%, respectively.

(3)

The thirty-day SEC standardized yield on the Fund’s Short-Term Treasury Portfolio and Versatile Bond Portfolio for the thirty days ended January 31, 2015, calculated for each Portfolio by dividing the net investment income or loss per share earned during the specified thirty-day period by the net asset value per share on the last day of the period and annualizing the resulting figure, and assuming reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee, was -.61% and 3.80%, respectively.

(4)	Returns reflect reinvested interest, dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

(5)

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury. You cannot invest directly in an index.

(6)

The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and represents an unmanaged portfolio of common stocks. You cannot invest directly in an index.

(7)

The Barclays Capital Global Aggregate Bond Index is a market-capitalization weighted, broad-based securities index that measures a wide range of global, government-related, treasury, corporate and securitized fixed-income investments. Barclays Capital Global Aggregate (Excluding Securitized) Bond Index, which commenced on September 30, 2002, is a sub-index of Barclays Capital Global Aggregate Bond Index that excludes securitized fixed-income investments. Returns presented are calculated using the return data of Barclays Capital Global Aggregate Bond Index through September 29, 2002 and the return data of Barclays Capital Global Aggregate (Excluding Securitized) Bond Index since September 30, 2002. You cannot invest directly in an index.

(8)

The Citigroup AAA/AA 1-3 Year Corporate Bond Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated AAA or AA by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million. You cannot invest directly in an index.

(9)

The Citigroup A 1-3 Year Corporate Bond Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated A by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million. You cannot invest directly in an index.

(10)

The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. You cannot invest directly in an index.

See pages 42-45 for Portfolio specific risks.	41

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO® MANAGEMENT’S DISCUSSION AND ANALYSIS Year Ended January 31, 2015 (Unaudited)

The Permanent Portfolio’s investment objective is to preserve and increase the purchasing power of its shares over the long term. The Portfolio invests fixed target percentages of its net assets in gold, silver, Swiss franc assets, real estate and natural resource stocks, aggressive growth stocks and dollar assets, such as U.S. Treasury securities and short-term, high grade corporate bonds. During the year ended January 31, 2015, the Portfolio achieved a total return of 2.30%, net of expenses to average net assets of .76%, as compared to .03% for the Citigroup 3-Month U.S. Treasury Bill Index and 14.22% for the Standard & Poor’s 500 Composite Stock Index, and as compared to a -.09% inflation rate over the same period as measured by the change in the Consumer Price Index (“CPI-U”), a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services as compiled by the U.S. Bureau of Labor Statistics. The Portfolio’s return during the year then ended reflected positive returns on its gold holdings, its Swiss Franc assets, its real estate and aggressive growth stocks and its U.S. Treasury and corporate bond holdings, in excess of negative returns on its silver holdings and its natural resource stocks. Neither the Citigroup 3-Month U.S. Treasury Bill Index return, the Standard & Poor’s 500 Composite Index return nor the change in CPI-U reflect deductions for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. The Permanent Portfolio invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Portfolio will be affected by changes in the prices of gold, silver, U.S. and foreign real estate and natural resource company stocks and aggressive growth stocks.

The following pie chart shows the Permanent Portfolio’s investment holdings by asset class, as a percentage of total net assets as of January 31, 2015.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. SHORT-TERM TREASURY PORTFOLIO MANAGEMENT’S DISCUSSION AND ANALYSIS Year Ended January 31, 2015 (Unaudited)

The Short-Term Treasury Portfolio’s investment objective is to achieve high current income, consistent with safety and liquidity of principal. The Portfolio invests its assets in debt obligations of the U.S. Treasury, at least 80% of which are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months, with the balance being invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less. The Portfolio’s dollar-weighted average length to maturity will not exceed ninety days. During the year ended January 31, 2015, the Portfolio achieved a total return of -.66%, net of expenses to average net assets of .70%, as compared to .03% for the Citigroup 3-Month U.S. Treasury Bill Index over the same period. The Portfolio’s return during the year then ended was primarily due to the very low investment returns available on short-term U.S. Treasury securities which were more than offset by the Portfolio’s expenses during the period. The Citigroup 3-Month U.S. Treasury Bill Index does not reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The following pie chart shows the Short-Term Treasury Portfolio’s investment holdings by days to maturity, as a percentage of investments as of January 31, 2015.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO MANAGEMENT’S DISCUSSION AND ANALYSIS Year Ended January 31, 2015 (Unaudited)

The Versatile Bond Portfolio’s investment objective is to achieve high current income. The Portfolio invests at least 80% of its net assets in bonds, which may include debt securities of all types and of any maturity. During the year ended January 31, 2015, the Portfolio achieved a total return of 4.37%, net of expenses to average net assets of .82%, as compared to -1.10% for the Barclays Capital Global Aggregate (Excluding Securitized) Bond Index, 1.11% for the Citigroup AAA/AA 1-3 Year Corporate Bond Index and 1.27% for the Citigroup A 1-3 Year Corporate Bond Index over the same period. The Portfolio’s return and the returns of the indices during the year then ended were consistent with the general level and direction of interest rates during the period. The Portfolio’s return reflects its investment selection and the timing of purchases and sales of those investments in relation to the indices, its investments in U.S. dollar denominated corporate securities and its investments having longer durations, greater credit risk and less currency risk than the indices. The returns of the indices do not reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in debt securities are also subject to credit risk, which is the risk that an issuer of debt securities may be unable or unwilling to pay principal and interest when due. Below investment grade bonds involve greater risk of loss because they are subject to greater levels of credit risk.

The following pie chart shows the Versatile Bond Portfolio’s investment holdings by Standard & Poor’s credit rating, as a percentage of investments as of January 31, 2015. Credit ratings range from AAA (highest) to D (lowest) based on Standard & Poor’s measures. Other rating agencies may rate the same securities differently. “Not Rated” securities are not rated by Standard & Poor’s. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value, are not guarantees as to the payment of interest and repayment of principal, and are subject to change.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO MANAGEMENT’S DISCUSSION AND ANALYSIS Year Ended January 31, 2015 (Unaudited)

The Aggressive Growth Portfolio’s investment objective is to achieve high (greater than the stock market as a whole), long-term appreciation in the value of its shares. The Portfolio is fully invested at all times in a portfolio of domestic stocks and stock warrants selected for high profit potential. During the year ended January 31, 2015, the Portfolio achieved a total return of 6.83%, net of expenses to average net assets of 1.20%, as compared to 11.91% for the Dow Jones Industrial Average and 14.22% for the Standard & Poor’s 500 Composite Stock Index over the same period. The Portfolio’s return during the year then ended was primarily due to the Portfolio’s investment selection and the timing of purchases and sales of those investments in relation to fluctuating market values relative to the aforementioned indices. Industry sectors contributing the most appreciation to the Portfolio during the year ended January 31, 2015 included pharmaceuticals, retail, electrical equipment and electronics and aerospace, while natural resources, engineering and construction and energy services and processing contributed the most depreciation over the same period. Neither the Dow Jones Industrial Average nor the Standard & Poor’s 500 Composite Stock Index reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. The Aggressive Growth Portfolio’s stock market investments will fluctuate, sometimes rapidly and unexpectedly. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining. The Portfolio may also invest in smaller and medium capitalization companies which will involve additional risks, such as limited liquidity and greater volatility.

The following pie chart shows the Aggressive Growth Portfolio’s investment holdings by industry sector, as a percentage of total net assets as of January 31, 2015.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. EXPENSE EXAMPLES Six Months Ended January 31, 2015 (Unaudited)

Expense Examples

As a shareholder in one or more of the Fund’s Portfolios, you incur two types of costs: (1) transaction costs, including the $35 one-time account start-up fee; and (2) ongoing costs, including management fees and other Portfolio expenses. The Examples on the following page are intended to help you understand your ongoing costs (in dollars) of investing in the Fund’s Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at July 31, 2014 and held for the entire six months ended January 31, 2015.

Actual Expenses

The first line of each of the tables on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months ended January 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended January 31, 2015” to estimate the expenses you paid on your account during the six months ended January 31, 2015.

Hypothetical Example for Comparison Purposes

The second line of each of the tables on the following page provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s Portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six months ended January 31, 2015. You may use this information to compare the ongoing costs of investing in the Fund’s Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the $35 one-time account start-up fee. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs, including the $35 one-time account start-up fee, were included, your costs would have been higher.

46	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. EXPENSE EXAMPLES Six Months Ended January 31, 2015 (Unaudited)

	Beginning Account Value July 31, 2014	Ending Account Value January 31, 2015	Expenses Paid* During Six Months Ended January 31, 2015
PERMANENT PORTFOLIO®
Actual	$1,000.00	$978.60	$3.84
Hypothetical (5% return before expenses)	1,000.00	1,021.32	3.92

SHORT-TERM TREASURY PORTFOLIO
Actual	1,000.00	996.60	3.52
Hypothetical (5% return before expenses)	1,000.00	1,021.68	3.57

VERSATILE BOND PORTFOLIO
Actual	1,000.00	1,006.10	4.15
Hypothetical (5% return before expenses)	1,000.00	1,021.07	4.18

AGGRESSIVE GROWTH PORTFOLIO
Actual	1,000.00	991.00	6.02
Hypothetical (5% return before expenses)	1,000.00	1,019.16	6.11

*

Expenses are equal to the Permanent Portfolio’s annualized expense ratio of .77%, the Short-Term Treasury Portfolio’s annualized expense ratio of .70%, the Versatile Bond Portfolio’s annualized expense ratio of .82% and the Aggressive Growth Portfolio’s annualized expense ratio of 1.20%, respectively, multiplied by the applicable Portfolio’s average account value over the period, multiplied by 184/365 (to reflect the one-half year period ended January 31, 2015).

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. OTHER INFORMATION (Unaudited)

Proxy Voting

The Fund’s Portfolios vote proxies relating to their portfolio securities in accordance with the Fund’s Proxy Voting Policies and Procedures. A copy of the Fund’s Proxy Voting Policies and Procedures as well as information regarding how each of the Fund’s Portfolios voted such proxies during the twelve-month period ended June 30, 2014 is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office at (800) 531-5142, or by accessing the SEC’s website at http://www.sec.gov.

Quarterly Holdings

Each of the Fund’s Portfolios files its complete schedule of portfolio holdings for its first and third quarters of each fiscal year on the Fund’s Form N-Q. The Fund’s Form N-Qs for such periods, beginning with the quarter ended October 31, 2004, are available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. DIRECTORS AND OFFICERS (Unaudited)

All of the Fund’s directors and officers may be reached c/o Permanent Portfolio Family of Funds, Inc., 600 Montgomery Street, Suite 4100, San Francisco, California 94111. No director or officer has any family relationship with another and each of the Fund’s directors will hold office until their successors have been duly elected and qualified, or until their earlier resignation, removal, death or disqualification. The Fund’s officers are elected annually by the Fund’s Board of Directors and each officer holds office until their successor has been duly elected and qualified, or until their earlier resignation, removal, death or disqualification. The principal occupation(s) of the Fund’s directors and officers are listed below. The Fund’s Statement of Additional Information includes additional information regarding the Fund’s directors and officers and is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office at (800) 531-5142.

DAVID P. BERGLAND

Director	age 79

Member of the State Bar of California, formerly a sole practitioner specializing in business litigation in Costa Mesa, California, now retired from the active practice of law. Mr. Bergland is also a writer, lecturer and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a director of the Fund since 1992 and oversees all four of the Fund’s Portfolios.

HUGH A. BUTLER

Director	age 62

Now retired, Mr. Butler was formerly Executive Vice President from 2004 through 2006 of the Credit Union Services Division of Fidelity National Information Services, Inc. (formerly Fidelity Information Systems), a publicly-traded provider of software, outsourcing and information technology consulting for the financial services and mortgage industries, majority-owned by Fidelity National, Inc. Previously, Mr. Butler was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial institutions, in Salt Lake City, Utah. Mr. Butler has served as a director of the Fund since 1996 and oversees all four of the Fund’s Portfolios.

ROGER DOEBKE

Director	age 75

President, Simplex Realty Services, Inc., a commercial real estate acquisition, development and property management firm located in Orange County, California since 1993. Mr. Doebke has served as a director of the Fund since 2004 and oversees all four of the Fund’s Portfolios.

MICHAEL J. CUGGINO*

Chairman, President, Secretary & Director	age 52

A Certified Public Accountant, Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund from 1993 through 2007, as Secretary of the Fund since 2006 and as a director of the Fund since 1998. He is the manager and sole member (also its President and Chief Executive Officer) of the Fund’s investment adviser. Mr. Cuggino oversees all four of the Fund’s Portfolios.

JAMES H. ANDREWS*

Treasurer	age 60

Mr. Andrews has served as Treasurer of the Fund since 2007 and previously served as Assistant Treasurer of the Fund from 2006 through 2007. He has also served as Director of Finance of the Fund’s investment adviser since 2006. Previously, Mr. Andrews was employed in various financial, investment and operational capacities at Blum Capital Partners LP, an investment management firm located in San Francisco, California from 1994 through 2005.

SUSAN K. FREUND*

Chief Compliance Officer	age 60

Ms. Freund has served as the Chief Compliance Officer of the Fund and the Fund’s investment adviser since April 2010 and March 2010, respectively. Previously, Ms. Freund served as an independent consultant to various asset management firms from March 2009 through March 2010 and served as President, Secretary, Treasurer and Chief Compliance Officer of the Embarcadero Funds from 2007 through 2009. From 2001 through 2007, Ms. Freund served as Senior Counsel at Bank of the West. Ms. Freund is a member of the State Bar of California.

*	Considered to be an “interested person” within the meaning of the 1940 Act by virtue of, among other considerations, his or her association with the Fund’s investment adviser.

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INVESTMENT ADVISER

Pacific Heights Asset Management, LLC

600 Montgomery Street

San Francisco, California 94111

CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

P. O. Box 701

Milwaukee, Wisconsin 53201

(for overnight delivery services,

615 East Michigan Street

Milwaukee, Wisconsin 53202)

(800) 341-8900

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

SHAREHOLDER SERVICES OFFICE

130 South Brune Street

Bartlett, Texas 76511

(254) 527-3102

(800) 531-5142 Nationwide

www.permanentportfoliofunds.com

ANNUAL REPORT

January 31, 2015

Must be preceded or accompanied by a prospectus.

04/15

Permanent Portfolio®, The Permanent Portfolio Family of Funds®, A Fund for All Seasons® and The Permanent Portfolio Family of Funds logo are registered trademarks of Pacific Heights Asset Management, LLC. This Report is Copyright© 2015 Permanent Portfolio Family of Funds, Inc. All rights reserved.